SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 1995
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LNH REIT, INC.
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(Exact name of Registrant as specified in its charter)


MARYLAND
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(State or other jurisdiction of incorporation)

Commission File Number  1-8330
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IRS Employer Identification No. 75-1732388
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300 One Jackson Place
188 East Capitol Street
P.O. Box 22728
Jackson, Mississippi                          39225-2728
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(Address of principal executive offices)      (Zip Code)

Registrant's telephone number: (601) 354-3555
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(Former name or former address, if changed since last report)


FORM 8-K

LNH REIT, Inc.



Item 5.	Other Events

	As disclosed in LNH's most recent Form 10-Q, the borrower with respect to the mortgage secured by the Cowesett Corners Shopping Center in Warwick, Rhode Island, petitioned for relief under Chapter 11 of the United States Bankruptcy Code on February 11, 1995. After various motions with respect to whether LNH and its co-investor should be able to foreclose on the Cowesett Corners Shopping Center and sell it at public auction, an agreement was reached and approved by the court pursuant to which the Cowesett Corners Shopping Center was to be sold to an unrelated third party and LNH and its co-investor would release their lien on the Cowesett Corners Shopping Center in return for a cash payment of $13,250,000, of which $6,625,000 was to be paid to LNH. The potential purchaser of the Cowesett Corners Shopping Center decided not to proceed with the transaction. Because the proposed sale did not take place by the November 30, 1995 deadline, LNH and its co-investor foreclosed their lien on the property and took title to the property on December 1, 1995.


FORM 8-K

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   										LNH REIT, Inc.
                                    										(Registrant)





Dated:  December 15, 1995	               		By:   \s\ N. Keith McKey
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                                                 N. Keith McKey
                                                 Senior Vice President
                                                 Chief Financial Officer
                                                 and Secretary


                                                 \s\ Russell L. Wall
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                                                 Russell L. Wall
                                                 Controller and
                                                 Assistant Secretary